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                                                                   Exhibit 10.76

                             SHAREHOLDERS AGREEMENT

                                      DATED

                                16 OCTOBER, 2000

                                     BETWEEN

                HUTCHISON TELECOMMUNICATIONS INVESTMENTS LIMITED

                             GMRP (THAILAND) LIMITED

                          TAWAN TELECOM COMPANY LIMITED

                              MR. PRAYONG BOONSOONG

                               MR. VIRAT OVARARINT

                                       AND

                        i-MOBILE HOLDINGS COMPANY LIMITED

                       ----------------------------------

                                  In respect of
                        i-MOBILE HOLDINGS COMPANY LIMITED

                       ----------------------------------

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                                      CONTENTS

1.   DEFINITIONS AND INTERPRETATION

     1.1  Definitions
     1.2  Interpretation

2.   EFFECTIVE DATE

3.   SHARE CAPITAL

     3.1  Issued Share Capital
     3.2  Shareholding Pattern
     3.3  Thai Shareholders' Entitlement

4.   DIRECTORS AND OFFICERS

     4.1  Directors of the Company
     4.2  Alternate Directors
     4.3  Place and Calling of Board Meetings
     4.4  Resolution by Circulation or by Telephone
     4.5  Chairman
     4.6  Executive Committee and Secretary
     4.7  Quorum for Directors Meetings
     4.8  Decisions by Majority Vote
     4.9  Auditors
     4.10 Accounting Year

5.   MANAGEMENT

6.   FUNDING AND CAPITAL

     6.1  Funding Requirements
     6.2  Hutchison's Funding Obligation
     6.3  Loans to GMRP
     6.4  Carried Liability
     6.5  Payment of Existing Liabilities
     6.6  Accrued Penalties and Clawback

7.   TRANSFER OF SHARES AND DEFAULT

     7.1  Restrictions on Thai Shareholders
     7.2  Default of Thai Shareholders
     7.3  Option to Purchase Pledged Shares on Default
     7.4  Rights of First Refusal - Thai Shareholders Shares
     7.5  Put and Call Option - GMRP Shares

8.   FURTHER OBLIGATIONS OF THE PARTIES

     8.1  Further Assurance
     8.2  Exchange of Information
     8.3  Cat Shares and Restructuring of the Group
     8.4  Agreement Terminates on Winding Up or IPO
     8.5  Obligations of the Company

9.   DISPUTE RESOLUTION

     9.1  Consultation
     9.2  Referral to Courts

10.  CONFIDENTIALITY

     10.1 Agreement Confidential
     10.2 Injunctive Relief
     10.3 Survival

11.  PRECEDENCE OF THIS AGREEMENT

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12.  NOTICES

13.  MISCELLANEOUS

     13.1 Legal and other costs
     13.2 Complete Agreement
     13.3 Unenforceable Provisions
     13.4 No Partnership
     13.5 Amendment in Writing
     13.6 No Assignment
     13.7 No Waiver
     13.8 Counterparts
     13.9 Governing Law

SCHEDULE A - FAIR VALUE

SCHEDULE B - THE AGREED PROPORTIONS

SCHEDULE C - THE RELATED PARTIES LIABILITIES

SCHEDULE D - FORM OF PLEDGE

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THIS SHAREHOLDERS AGREEMENT (this "Agreement") is made the 16th day of October
2000

BETWEEN:

A. Hutchison Telecommunications Investments Limited, a company incorporated in Mauritius whose registered office is at Les Cascade Building, Edith Cavell Street, Port Louis, Mauritius ("Hutchison");

B. GMRP (Thailand) Limited, a company incorporated in Thailand with its registered office at 22nd-25th Floor, 990 Rama IV Road, Silom, Bangrak, Bangkok, Thailand ("GMRP");

C. Tawan Telecom Company Limited, a company incorporated in Thailand with its registered office at 947 Moo 12 Tossapol Land 3 Bldg., 19th FL., Bangna-Trad Rd., Km. 3.5 Bangna, Bangkok 10260 Thailand represented by Mr. Tien Pativechvong also known as "Mr. Tiensin Pooiana", Mr. Anuwat Laikijrung and Mr. Sukhato Poummalee (the"TTC");

D. Mr. Prayong Boonsoong holding an I.D. card no. 3 8399 00425 755 issued by Phuket Province residing at 8/1 Chengkiri Road, Tambol Taladyai, Amphur Muang, Phuket Province ("Mr. Prayong");

E. Mr. Virat Ovararint holding an I.D. card no. 3 1009 04705 39 4 issued by residing at 40 Soi Pattanakam 14, Pattanakam Road, Khwaeng Suanluang, Khe_ Suanluang, Bangkok ("Mr. Virat"); and

F. i-Mobile Holdings Company Limited, a company incorporated in Thailand whose registered office is at 25th Floor, Abdulrahim Place, 990 Rama IV Road, Silom, Bangrak, Bankok, Thailand (the "Company").

Each of the aforesaid shall be referred to collectively as the "Parties" and each as a "Party"; and

TTC, Mr. Prayong and Mr. Virat shall be referred to collectively as the "Thai Shareholders" and each as a "Thai Shareholder".

WHEREAS:

A. The Company is a private company limited by shares, which has been established by Hutchison and GMRP to acquire the interest of certain of the Thai Shareholders in Tawan Mobile Telecom Co., Ltd ("TMT").

B. The registered share capital of the Company as at the date hereof is Thai Baht Ten Million (10,000,000) divided into 1,000,000 shares of par value Baht 10 each 590,000 of which are designated as "A" Shares (as defined below) and 410,000 are designated as "B" Shares (as defined below).

C. Each of the Parties, other than the Company, is or will be the registered owner of Shares (as defined below).

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D.   This Agreement sets forth the arrangement between the Parties with respect to the Company and the rights and obligations of the Shareholders (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

     In this Agreement unless the context otherwise requires or expressly provides, the following words shall have the following meanings respectively:

     "Accrued penalties" means the penalties (including accrued interest) due and payable to CAT by TMT in respect of the failure to obtain a minimum number of subscribers under the Marketing Agreement;

     ""A" Share Advances" is defined in Clause 6.3 (b);

     ""A" Share Loan" means the aggregate of all "A" Share Advances made by Hutchison to GMRP under Clause 6.3;

     ""A" Shares" means the ordinary shares in the registered capital of the Company carrying the voting and other rights set forth in the Articles;

     "AGM" means an annual general meeting of the Company;

     "Alternate Director" means a Director appointed pursuant to Clause 5.3;

     "Agreed Proportions" means the proportions in which the Thai Shareholders share the Thai Shareholders' Entitlement, as set out in Schedule B or as may be otherwise agreed between the Thai Shareholders and notified in writing by the Thai Shareholders to the Company from time to time;

     "Articles" means the articles of association of the Company for the time being;

     ""B" Shares" means the preference shares in the registered capital of the Company carrying the voting and other rights set forth in the Articles;

     "Board" means the board of directors of the Company;

     "Business Day" means a day on which scheduled banks are open for business in Thailand;

     "CAT" means The Communications Authority of Thailand;

     "CGP" means CGP Investments (Holdings) Limited;

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     "Chairman" means the Chairman of the Board;

     "Change in Control" means in relation to TTC;

     (a)  the sale of any shares in the capital of TTC to a Third Party;
     (b) the grant of any Encumbrance over the share capital of TTC to a Third Party;

     For the purposes of this definition, "Third Party" means any person (other than Hutchison or its designated person) who is not registered holder of shares in the capital of TTC as at the Effective Date;

     "Clawback Amount" is defined in Clause 6.6;

     "Clawback Proportion" is defined in Clause 6.6;

     "Credit Support" means shareholder guarantees, indemnities or other credit support satisfactory to third party lenders;

     "Deemed Amount" means the amount payable by Meadowcroft to TMT under Clause
     6.3 of the Services Agreement;

     "Determination Date" means the date on which CAT finally determines the amount of the Accrued Penalties in writing to TMT;

     "Director" means the director of the Company (including an Alternate Director) from time to time;

     "Effective Date" means the date on which Completion occurs under the Share Purchase Agreement;

     "EGM" means an extraordinary general meeting of the Company;

     "Encumbrance" means any lien, claim, restriction, encumbrance, security interest (including a pledge, mortgage, assignment in trust), option, warrant or any other kind of right affecting legal or beneficial ownership;

     "Fair Value" is defined in Schedule A;

     "General Meeting" means an AGM or an EGM;

     "GMRP Shares" means all Shares owned by GMRP from time to time (excluding any Shares that GMRP will transfer to the Thai Shareholders on the Second issue Date or any Shares acquired by GMRP under Clause 7.3);

     "Group" means the Company and its Subsidiaries from time to time;

     "Hutchison Loan" is defined in Clause 6.3 (d);

     "Initial Shares" means the Shares to be issued to the Thai Shareholders under Clause 3.1, representing 75% of the Thai Shareholders Entitlement;

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     "IPO" means the initial public offering of any member of the Group;

     "Lock-up Period" means, in relation to a Thai Shareholder, the period commencing on the Effective Date and ending on the later of (a) the third anniversary of this Agreement and (b) date on which that Thai Shareholder's Clawback Proportion has been fully extinguished;

     "Marketing Agreement" means the agreement between TMT and CAT dated 14 August 1996, as amended on 1st April 1997 and on or about the date of this Agreement, for the marketing of the Network;

     "Network" means the CDMA 800 Band A mobile telecommunications network to be used in connection with TMT's marketing activities;

     "Pledge" means, with respect to any Thai Shareholder, the pledge granted by that Thai Shareholder to Hutchison in respect of its Shares in the form attached hereto as Schedule D;

     "Pledged Shares" means, with respect to a Thai Shareholder, all the Shares owned by that Thai Shareholders during the Lock-up Period;

     "Project" means the marketing by TMT of the Network on behalf of CAT under the terms of the Marketing Agreement;

     "Related Parties' Liabilities", means the liabilities of TMT to the Thai Shareholders and their respective related companies set forth in Schedule C;

     "Relevant Period" means the period commencing on the Effective Date and ending on the day before the date of the IPO;

     "Second Issue Date" means the date on which GMRP will transfer to the Thai Shareholders 25% of the Thai Shareholders' Entitlement which will be the earlier of (a) the second anniversary of the Effective Date and (b) the day before the date of the IPO;

     "Services Agreement" means the agreement between Meadowcroft International Limited, Mr. Prayong, Mr. Virat and CGP dated on or about the date of this Agreement for the provision of certain services by Meadowcroft International Limited, Mr. Prayong and Mr. Virat to CGP;

     "Shareholder" means any of Hutchison, GMRP, TTC, Mr. Prayong (or his designee) or Mr. Virat Ovararint;

     "Shareholder Loans" means loans advanced to a member of the Group by a Shareholder;

     "Share Purchase Agreement" means the agreement dated the date of this Agreement between the Thai Shareholders, JB Power International Group Limited, Telecom Connections Company Limited and the Company providing for the acquisition by the Company of 975,000 shares in TMT;

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     "Share" means a registered share (of any class) in the capital of the
     Company from time to time;

     "Subsidiaries" means TMT and any other company in which the Company holds more than a 30% interest from time to time;

     "Thai Shareholders' Entitlement" means (subject to Clause 3.2) an aggregate of ten per cent of the registered share capital of the Company from time to time during the Relevant Period, or any lesser percentage resulting from the provisions of this Agreement.

     "Valuers" is defined in Schedule A.

1.2  Interpretation

     (a) Heading and bold typeface are only for convenience and shall be ignored for the purpose of interpretation;

     (b)  Unless the context of this Agreement otherwise requires;

          (i) words using the singular number also include the plural or singular number, respectively;

          (ii) the terms "hereof, "hereto" and derivative or similar words refer to this entire Agreement or specified Clauses of this Agreement, as the case may be;

          (iii) the term "Clause" refers to the specified clause of this Agreement;

          (iv) reference to any legislation or law or to any provision thereof shall include references to any such law as it may, after the date hereof, from time to time, be amended, supplemented or re-enacted, and any reference to statutory provision shall include any subordinate legislation made from time to time under that provision;

          (v) reference to a Party shall include such Party's successor, permitted assign and any person deriving title under it;

          (vi) reference to the word "include" shall be construed without limitation; and

          (vii) the Schedules hereto shall constitute an integral part of this Agreement.

2.   EFFECTIVE DATE

     This Agreement shall take effect on the Effective Date.

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3.   SHARE CAPITAL

3.1  Issued Share Capital

     On the Effective Date, the registered share capital of the Company shall be Thai Baht Ten Million(10,000,000) divided into 1,000,000 Shares of par value Baht 10 each.

     Hutchison shall procure that within two business days after the date on which the shareholders of TMT approve the appointment of the Company's nominated persons to the board of directors of TMT and the designation of each such director as an authorized director (the "Final Completion Date") that, subject to there being no material adverse change in TMT between the Effective Date and the Final Completion Date other than on account of any action on the part of the Company or Hutchison, Shares shall be issued or transferred to the Thai Shareholders and the registered share capital of the Company shall be held as follows:

     Shareholder                                         No of Shares   Class
     -----------                                         ------------   -----
     Hutchison and Individual Members                       490,000      "A"
     GMRP                                                   410,000      "B"
     The Thai Shareholders (in the Agreed Proportions)       75,000      "A"
     GMRP                                                    25,000      "A"

     "Individual Members" means the persons specified in the register of shareholders of the Company.

3.2  Shareholding Pattern

     Subject to the provisions of this Agreement (including Clause 8.3):

     (a) until the Second Issue Date, the Shareholders shall maintain the shareholding ratio specified in Clause 3.1; and

     (b) after the Second Issue Date until the expiry of the Relevant Period, the registered share capital of the Company shall be held as follows:

     Shareholder                                          %   Class
     -----------                                         --   -----
     Hutchison and Individual Members                    49%   "A" Ord.
     GMRP                                                41%   "B" Pref.
     The Thai Shareholders (in the Agreed Proportions)   10%   "A"

3.3  Thai Shareholders' Entitlement

     Subject to the provisions of Clause 7, until the Second Issue Date, the Thai Shareholders shall hold the Initial Shares in the Agreed Proportions and GMRP shall hold the balance of the Thai Shareholders' Entitlement (the "Balance"). On the Second Issue Date, GMRP or any person to whom the Balance has been transferred under Clause 7.5 (f), shall transfer the full legal and beneficial ownership of the

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     Balance to the Thai Shareholders, in the Agreed Proportions in
     consideration for an amount equal to the "A" Share Loan as at the Second Issue Date (the "Transfer Price"). The cost of such transfer (including the obligation to pay the Transfer Price and stamp duty if any payable in respect thereof) shall be borne by the Vendors in the Agreed Proportions. The Transfer Price shall be paid by the deemed repayment of the "A" Share Loan, as provided in Clause 6.3 (e) or by Hutchison if GMRP has transferred the Balance under Clause 7.5 (f).

4.   DIRECTORS AND OFFICERS

4.1  Directors of the Company

     The Board shall comprise five (5) Directors, four (4) of whom shall be nominated by Hutchison and one (1) of whom shall be nominated by GMRP.

4.2  Alternate Directors

     A Director (an "Original Director") may appoint another person (an "Alternate Director") for and in place of the Original Director to attend and vote at Board meetings on his behalf. The Alternate Director shall be entitled to attend and vote at such meetings in place of the Original Director.

4.3  Place and Calling of Board Meetings

     Board meetings shall be held in Thailand or such other place as the Board may determine. Fourteen days written notice (or such shorter period as the majority of Directors may agree) of Board meetings shall be given to all Directors.

     Each notice of a meeting of the Board shall contain an agenda specifying in reasonable detail the matters to be discussed at the relevant meeting and shall be accompanied by all necessary written information. Where a Board meeting is adjourned, it shall be reconvened on a day seven days from the original date at the same place and time unless the Board decides otherwise.

4.4  Resolution by Circulation or by Telephone

     Resolutions of the Board may be passed by circulation signed by a majority of the Directors. Such resolutions may be signed in counterparts.

     Any Director shall be entitled to participate in any Board meeting by telephone or video-conference and a Director participating in such manner shall be counted in the quorum provided that he can hear and be heard by the other Directors in the meeting.

4.5  Chairman

     The Board shall nominate the Chairman. The Chairman shall preside as chairman of each meeting of the Board at which he is present and in his absence the Directors attending the meeting shall elect a Director from amongst themselves to chair the meeting. The Chairman shall not have a casting vote.

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4.6  Executive Committee and Secretary

     The Board shall have the power to appoint an Executive Committee and delegate the powers to such Committee for the day to day management of the Company. The exercise of powers of management by the Committee shall be subject to the overall supervision of the Board.

     The secretary of the Company shall be such person as shall from time to time be determined by the Board.

4.7  Quorum for Directors Meetings

     The quorum for meetings of the Board shall be 3 (three) Directors. If a quorum is not present, the meeting shall be adjourned for seven days at the same place and time and if no quorum is then present the Directors present shall form a quorum.

4.8  Decisions by Majority Vote

     All decisions of the Board shall be taken by a majority of the Directors present and voting at a meeting of the Board, or as the case may be, the directors voting by way of a circular resolution.

4.9  Auditors

     The auditors of the Company shall be PriceWaterhouseCoopers or such international and reputable firm of accountants as shall from time to time be recommended by the Board and approved by the Shareholders in General Meeting.

4.10 Accounting Year

     The accounting year of the Company shall end on 31st December each year or such other date as the Company in general meeting shall resolve.

5.   MANAGEMENT

     The Board shall be responsible for the management of the business of the Company and determining the overall policies and objectives of the Company. The Board shall delegate responsibility for managing the day to day operations of the Company to the Executive Committee on such terms as the Board deems desirable and subject always to the terms of this Agreement.

6.   FUNDING AND CAPITAL

6.1  Funding Requirements

     Funds for the Company shall be provided by share capital, Shareholder Loans and/or external borrowings, as determined by the Board.

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     Except as provided in Clause 6.2 or as otherwise agreed in writing by the
     Parties, Shareholder Loans, Credit Support and equity contributions for the Company shall be provided by the Shareholders pro rata to their respective interests in the capital of the Company. If any Shareholder (a "Non-Subscribing Shareholder") does not provide its share of Shareholder Loans, Credit Support or equity contributions:

     (a) in the case of Shareholder Loans or Credit Support: the Shareholders who have agreed to provide their share of Shareholder Loans or Credit Support (the "Participating Shareholders") shall be entitled to require the calling of a Shareholders' meeting to approve a share capital increase and the allotment and issue of new Shares, at par, among the Participating Shareholders in an aggregate amount equal to the Shareholder Loan or Credit Support that the Non-Participating Shareholder, failed to provide (the "Capital Increase"). The new Shares created pursuant to the Capital Increase shall be allotted among the Participating Shareholders, thus diluting the shareholding of the Non-Participating Shareholder. If there is more than one Participating Shareholder, the Capital Increase shall be allotted among the Participating Shareholders in proportion to their respective shareholding in the Company (excluding the Shares held by the Non-Participating Shareholder); or

     (b) in the case of equity contributions: the Shareholders who have agreed to subscribe for the equity contribution (the "Subscribers") shall be entitled to subscribe for the Shares which the Non-Participating Shareholder failed to take up, thus diluting the shareholding of the Non-Participating Shareholder. The subscription price shall be the price specified in the notice from the Company calling for the equity contributions. If there is more than one Subscriber, the Non-Participating Shareholder's equity contribution shall be allocated among the Subscribers in proportion to their respective shareholding in the Company (excluding the Shares held by the Non-Participating Shareholder).

6.2  Hutchison's funding obligation

     Hutchison agrees that, during the Relevant Period, it will fund or procure the funding of all the operating expenses, capital expenditure and any other expenditure of the Company (including interest expenses) insofar as such expenses and expenditure relate to the Project. In this regard, Hutchison shall

     (a) provide or procure all the Company's debt funding, including Shareholder Loans and Credit Support; and

     (b) make funds available to GMRP and the Thai Shareholders for their capital contributions and future capital increases of the Company in the manner described in Clause 6.3 and 6.4.

6.3  Loans to GMRP

     (a) Hutchison agrees to make advances to GMRP to subscribe for its Shares, as specified in Clause 3.1 and to maintain (and subject to Clause 8.3) an aggregate 41% interest in the registered capital of the Company set forth in

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          Clause 3.2, if a call is made on the Shareholders for additional
          Shares. In consideration of the foregoing, GMRP will pledge its Shares (including the "A" Shares referred to in paragraph (b) of this Clause) to Hutchison (or a person designated by Hutchison).

     (b) Hutchison shall also advance to GMRP amounts required for the subscription of the "A" Shares to be held by GMRP and to be transferred to the Thai Shareholders on the Second Issue Date, as provided in Clause 3.3 (""A" Share Advances").

     (c) Each advance made by Hutchison under paragraphs (a) and (b) of this Clause shall be made on an interest-free basis.

     (d) The aggregate of all advances made to GMRP under paragraph (a) of this Clause (the "Hutchison Loan") shall be repayable on the transfer of the GMRP Shares to Hutchison (or its designated person) under Clause 7.5.

     (e) The "A" Share Loan shall be repayable on the transfer of the Balance (as defined in Clause 3.3) of the "A" Shares to the Thai Shareholders under Clause 3.3 or, if earlier, on the transfer of such Shares to Hutchison (or its designated person) under Clause 7.5. Hutchison agrees that, if the Balance is transferred to the Thai Shareholders as provided in Clause 3.3, the "A" Share Loan will be deemed to have been repaid in full upon the completion of such transfer.

     (f) Hutchison shall keep complete records of each advance made by it under this Clause, such records to be conclusive and binding on GMRP in the absence of manifest error. Hutchison shall provide GMRP with a copy of such records on GMRP's written request.

6.4  Carried Liability

     Subject to the provisions of this Agreement, Hutchison shall provide on behalf of the Thai Shareholders of all funds required for the Thai Shareholders to maintain shareholding percentage of 7.5% in the Company or 10% in the Company at the Second Issue Date, in the Agreed Proportions (including the Transfer Price referred to in Clause 3.3, which shall be provided in accordance with the provisions of that Clause), until the expiry of the Relevant Period. In consideration of the foregoing, the Thai Shareholders shall enter into the Pledge.

     If any Thai Shareholder breaches its obligations under this Agreement or the Pledge, Hutchison's obligations to provide such funding on behalf of the defaulting Thai Shareholder shall terminate and the Thai Shareholders' Entitlement shall be reduced proportionately.

6.5  Payment of Related Parties' Liabilities

     The Company agrees to procure that TMT will repay the Related Parties' Liabilities to the Thai Shareholders and other creditors identified in Schedule C, in the amounts identified as due to them in Schedule C (or as may be otherwise notified to TMT in

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

     writing), within 15 Business Days of the Effective Date. The Related Parties' Liabilities shall not accrue interest from the Effective Date. Each of the Thai Shareholders shall not, and shall procure that their respective related parties (as identified in Schedule C) shall not, make any demands nor otherwise compel TMT to repay the Related Parties' Liabilities prior to 15 Business Days after the Effective Date.

6.6  Accrued Penalties and Clawback

     (a) The Thai Shareholders undertake to use their respective best efforts to achieve a reduction of the Accrued Penalties to Baht 450 million or less.

          In consideration of such efforts, provided that the Accrued Penalties are reduced to Baht 450 million or less, the Company agrees to pay the Thai Shareholders an aggregate commission of Baht 20.897 million (the "Commission"). The Commission shall be apportioned among the Thai Shareholders as follows:

          Virat Ovararint      Baht  7,080,600
          TTC                  Baht 13,816,400

          The Commission will be paid within 5 Business Days of the Determination Date.

     (b) Each of the Thai Shareholders agrees that the difference between the final determination of the Accrued Penalties as at the Determination Date and Baht 300 million (the "Delta") less any amount paid after the Effective Date to TMT under Clause 6.3 of the Services Agreement (the "Clawback Amount") shall be a debt owed by them to the Company which shall be paid in accordance with the provisions of this Clause.

          (1) Subject to paragraph (2), the Clawback Amount shall be apportioned among the Thai Shareholders as to 50% to TTC; 25% to Mr. Prayong and 25% to Mr. Virat. Each Thai Shareholder's proportion of the Clawback Amount shall be referred to in this Agreement as a "Clawback Proportion".

          (2) If, by virtue of a breach of the Services Agreement, TMT does not receive the amount payable to it under Clause 6.3 of the Services Agreement within 15 Business Days (as that term is defined in the Share Purchase Agreement) of the Determination Date, the Clawback Proportions shall be calculated as follows:

               Mr. Prayong and Mr. Virat: 50% in aggregate of the Delta less the
                                          Deemed Amount;

               TTC:                       50% of the Delta plus the Deemed
                                          Amount.

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          (3)  Hutchison shall not have any responsibility in connection with the calculation or determination of the Deemed Amount.

          (4) Each Thai Shareholder shall repay its Clawback Proportion to the Company in one or more of the following ways until its Clawback Proportion is repaid in full:

               (i) on each occasion that dividends are declared by the Company, by setting off the amount of such dividend payable to the Thai Shareholders against an equivalent amount of the Clawback Proportion (which amount will be deemed to have been repaid by the Thai Shareholder). For the purpose of this Clause, dividends attributable to Shares to be transferred to the Thai Shareholder on the Second Issue Date under Clause 3.3 shall be applied towards the reduction of each Clawback Proportion; and/or

               (ii) by the payment of all the outstanding Clawback Proportion from the proceeds of sale of the Thai Shareholder's Shares (other than a sale to Hutchison under the terms of the share pledge agreement and share purchase option agreement executed between the relevant Thai Shareholders and Hutchison); and/or

               (iii) by the payment of all the outstanding Clawback Proportion from the Thai Shareholder's proceeds from the sale of its Shares (or the Shares resulting from a restructuring of the Company, referred to in Clause 8 (b)) on the IPO;

               (iv) by any payment by a Thai Shareholder of all or part of its outstanding Clawback Proportion.

               On, each occasion that any part of the Clawback Proportion is repaid or deemed to have been repaid (or partially repaid) the Company shall send the relevant Thai Shareholder a receipt evidencing the repayment of the amount of the Clawback Proportion in question.

7.   TRANSFER OF SHARES AND DEFAULT

7.1  Restrictions on Thai Shareholders

     During the Lock-up Period, no Thai Shareholder may, without obtaining written prior approval from the Board, transfer any of its Pledged Shares or create any Encumbrance over any or the Pledged Shares other than pursuant to the provisions of this Agreement and the Pledge.

     Any transfer or Encumbrance (or purported transfer or Encumbrance) of or over the Pledged Shares not made in accordance with the provisions of this Agreement or the Pledge shall be null and void and shall entitle Hutchison to enforce the relevant Pledge.

7.2  Default of Thai Shareholders.

     A Thai Shareholder shall be in default for the purposes of this Agreement if:

     (a) in relation to TTC, a Change in Control occurs in relation to TTC without the prior written consent of Hutchison which shall not be unreasonably withheld;

     (b)  it breaches Clause 7.1;

     (c) pursuant to Clause 3.02 of the Share Purchase Agreement, within 180 days after the Effective Date, (a) PriceWaterhouseCoopers Limited, Thailand certify that the Liabilities (as defined in the Share Purchase Agreement) of TMT as at Completion exceed the Liabilities as shown in the Audited Accounts and the Management Accounts provided under the Share Purchase Agreement and Schedule 2 and the Attachment to the Share Purchase Agreement as at Completion on account of the failure by the Thai Shareholders (or any of them) to extinguish or limit any Liability as required under the terms of the Share Purchase Agreement or (b) the Company determines that any of the Assumed Liabilities referred to in paragraphs (a) and (b) of Schedule 2 of the Share Purchase Agreement are not supported by valid evidences of debt satisfactory to the Company unless in either case the Thai Shareholders or any of them extinguish such the liability in full within 60 days of the date on which the liability is discovered and notified to the Thai Shareholders;

     (d) it deliberately takes any action, or deliberately refrains from taking any action, which causes harm to the Project;

     (e) it commits a breach of any provision of this Agreement, Share Purchase Agreement or Pledge applicable to it and fails to remedy such breach within 60 days (or such shorter period as is reasonable in the circumstances) of being required in writing to do so by Hutchison;

     (f) any party (other than CGP) defaults in its obligations under the Services Agreement;

     (g) it or a majority shareholder in it (each a "Relevant Party") becomes bankrupt or insolvent or stops payment to or makes an arrangement with its creditors generally, or any resolution is passed for the winding up or bankruptcy (other than a winding up for the purpose of reconstruction or amalgamation) of a Relevant Party or any petition or proceedings to wind up that Relevant Party has been admitted by a competent court of law or it ceases to exist or there is an attachment of or the levy of execution on a substantial part of the assets or business of that Relevant Party, or an encumbrancer takes possession of or a receiver, trustee, administrator or similar officer is appointed over all or substantial part of its assets or business;

     (h) it directly or indirectly enters into an arrangement that competes with the business carried on by TMT.

7.3  Option to Purchase Shares on Default

     If any Thai Shareholder is in default within the meaning of Clause 7.2 (the "Defaulting Party") Hutchison may, at any time after becoming aware of such default purchase or designate a person to purchase, or call on GMRP to purchase, the Defaulting Party's Pledged Shares at a price of Baht 1 per Share. If GMRP purchases such Shares, Hutchison will provide to GMRP the purchase price (in Baht). Upon completion of such acquisition GMRP shall hold the defaulting Thai Shareholder's Shares and shall transfer such Shares to Hutchison __ Hutchison's designated person (as notified by Hutchison to GMRP in writing) and shall otherwise deal with such Shares in the manner specified by Hutchison (or its designated person) in a written notice to GMRP.

     The rights of Hutchison under this Clause shall be in addition to and without prejudice to their rights to claim damages and other remedies against the Defaulting Party.

     For the avoidance of doubt a default by one Thai Shareholder shall not be deemed to be a default by the others.

7.4  Rights of First Refusal - Thai Shareholders Shares

     (a) If, at any time after the Lock-up Period a Thai Shareholder wishes to transfer any Shares, it shall offer them to Hutchison or its designee, by serving a transfer notice ("Transfer Notice") on Hutchison stating the number of Shares ("Offer Shares") which it proposes to sell and:

          (i) the price and other terms, if any, at which it is willing to sell the Offer Shares, such price not being higher or on terms more onerous than those to any bona fide third person offering to buy the Offer Shares (the "Prospective Purchaser");

          (ii) details of the terms of any bona fide offer it has received from the Prospective Purchaser;

          (iii) the identity of the Prospective Purchaser and of its ultimate parent company and beneficial owner and/or the true buyer (if known to be different).

     (b)  Within 21 days after the Transfer Notice is given:

          (i) if the Transfer Notice is accompanied by details of a bona fide offer, Hutchison may require the Thai Shareholder to produce to it such further evidence as it may reasonably require to enable it to establish the good faith of the offer by the Prospective Purchaser;

          (ii) if the Transfer Notice is not accompanied by details of a bona fide offer, Hutchison and the Thai Shareholder shall negotiate a value for the Offer Shares in good faith. Failing agreement on such value within 60 days of the date of the Transfer Notice, Hutchison may serve on the Thai Shareholder and the Company a notice requiring the Fair Value of the Offer Shares to be determined ("Valuation Notice").

     (c) Within a period of 21 days after any Transfer Notice is given or within a period of 7 days after the date of provision of such further evidence or information as may be requested under Clause 7.4(b)(i) (whichever is the later), Hutchison shall be entitled to serve a purchase notice ("Purchase Notice") on the Thai Shareholder stating:

          (i) that it wishes to purchase the Offer Shares on the terms stated in the Transfer Notice; or

          (ii) that it declines the Offer Shares.

     (d) If a Thai Shareholder has not received a Purchase Notice in respect of the total number of Offer Shares, it may sell all (but not less than all) of the Offer Shares not so purchased to the Prospective Purchaser at not less than the price and on the terms no less onerous than those set out in the Transfer Notice provided that such right shall lapse on the 120th day after the date of the Transfer Notice.

     (e) In the event that a Valuation Notice is served under the provisions of Clause 7.4(b) (ii) then, the provisions of Schedule A shall apply. The Company shall within 5 Business Days of receipt of the Valuers' determination notify the Thai Shareholder and Hutchison of the Fair Value. Hutchison shall have the option, exercisable within 14 days of the Company's notice under this Clause, to serve a purchase notice on the Thai Shareholder stating that it wishes to buy the Offer Shares.

7.5  Transfer of Free Shares by Mr. Prayong

     Notwithstanding any provision of this Agreement, Mr. Prayong may transfer all his Shares or rights to receive all such Shares to Mr. Virat, upon giving 7 Business Day's written notice to Hutchison (with a copy to the Company and TTC). Upon such transfer Mr. Virat shall assume all of Mr. Prayong's obligations under this Agreement and shall enter into a pledge in respect of such Shares.

7.6  Put and Call Option - GMRP Shares

     (a) GMRP shall have the right to require Hutchison to purchase, or procure the purchase, of all or some of the GMRP Shares ("Put Option") at a price determined in accordance with Clause 7.6(e).

     (b) Hutchison (or its designated person) shall have the right to purchase all or some of the GMRP Shares ("Call Option") at a price determined in accordance with Clause 7.6(e).

     (c) The Put Option or the Call Option may be exercised at any time by a written notice ("Option Notice") from the party exercising such option to the other Party. The effective date of either such exercise shall be the date of the Option Notice.

     (d) Any transfer of the GMRP Shares pursuant to the exercise of an option under this Clause shall, subject to any agreement between the Parties to the contrary, be completed within a period of 30 days from the date of the Option Notice.

     (e) If the Put Option or Call Option is exercised then Hutchison shall pay GMRP an amount equivalent to the cost to GMRP of acquiring the GMRP Shares which are the subject of an Option Notice. Such payment shall be deemed to have been made by the cancellation of a proportionate amount the Hutchison Loan.

     (f) If the Put or Call Option is exercised in respect of all of the GMRP Shares, GMRP shall transfer to Hutchison, or its designated person, any Shares that it is obliged to transfer to the Thai Shareholders on the Second Issue Date, as specified in Clause 3. The consideration for such transfer shall be the cancellation in full of the "A" Share Loan. Hutchison shall bear the reasonable legal costs of GMRP in effecting such transfer. GMRP shall not have any right to transfer any of such Shares other than in accordance with the provisions of this Agreement.

     (g) GMRP shall not have any right to transfer any of the GMRP Shares other than pursuant to the Put Option or the Call Option.

8.   FURTHER OBLIGATIONS OF THE PARTIES

8.1  Further Assurance

     The Parties shall do and execute or procure to be done and execute all such further acts, deeds, things and documents as may be necessary to give full effect to the terms of this Agreement.

8.2  Exchange of Information

     The Thai Shareholders shall promptly notify all Hutchison and the Company of any matters coming to its notice relating to the Project including any threat to a member of the Group's title to or enjoyment of licences, authorisations, assets or property or the conduct of its business.

8.3  CAT Shares and Restructuring of the Group

(a) The Parties acknowledge that CAT may require a legally binding arrangement (the "CAT Option") under which CAT may, at any time during the Relevant Period, exchange all or some of its shares in the capital of TMT for Shares (the "Share Swap"). Each of the Parties recognizes that the CAT Option is in the best interests of the Company and the Project, notwithstanding that the Share Swap may dilute its legal or economic interest in the Company.

     Accordingly, each Party agrees that, notwithstanding any other provision of this Agreement, it accepts the terms of the CAT Option and that it will, without raising any objection or challenge, take all action required to be taken by the Shareholders to execute and perfect the Share Swap, when CAT exercises the CAT Option.

(b) Each Party agrees to a restructuring of the Group or the acquisition by the Group of an interest in another company or group of companies, provided that such Party's interest in the restructured or enlarged entity is of at least equivalent economic value as that Party's interest in the Company immediately prior to such restructuring or acquisition. Hutchison's funding obligation under Clause 6.2 shall apply to the Thai Shareholders' interest in the restructured or enlarged entity, subject to the provisions of this Agreement.

8.4  Agreement Terminates on Winding Up or IPO

     (a) This Agreement shall terminate on the winding up or IPO of the Company (the "Termination Date").

     (b) This Agreement shall terminate with respect to a Party if that Party ceases to have any legal and beneficial interest in any Shares (except the provisions of Clause 10, which shall continue to bind such Party).

     The provisions of this Clause shall be without prejudice to the rights of the other Parties in respect of any breach of this Agreement prior to termination or the withdrawal by a Party under paragraph (b).

8.5  Obligations of the Company

     The Company undertakes that it will not register any person as a member of the Company unless Shares have been issued or transferred to that person in accordance with the provisions of this Agreement.

9.   DISPUTE RESOLUTION

9.1  Consultation

     In the case of any dispute or difference arising out of or in connection with this Agreement or its performance, including any question regarding its existence, validity or termination (a "Dispute"), the Parties shall first endeavour to reach an amicable settlement through mutual consultations and negotiations. If the Parties cannot reach an amicable settlement within 45 Business Days from the date on which the Dispute arose (except as to any matter for which express provisions are made in this Agreement), any of the Parties may refer the Dispute to in accordance with Clause 9.2.

9.2  Referral to courts

     (a) Any Disputes that cannot be settled under Clause 9.1 shall be submitted to arbitration at the request of a Party upon written notice to that effect to the other Party/Parties. Such arbitration shall be conducted in accordance with the Rules of the International Chamber of Commerce (the "ICC Rules").

     (b) The Party submitting the Dispute to arbitration shall specify in its notice to the other Parties the name of one arbitrator appointed by it. Within 30 days of the receipt of notice, the other Parties shall jointly appoint a second arbitrator. If those Parties are unable to agree on the second arbitrator, the within such 30 day period, the second arbitrator shall be appointed in accordance with the ICC rules. The third arbitrator (who will act as the chairman) shall be nominated by the arbitrators appointed as aforesaid or, failing such nomination within 30 days of the appointment of the last arbitrator, shall be appointed in accordance with the ICC Rules.

     (c) The language of the arbitration shall be English. The venue of the arbitration shall be London.

     (d)  The Parties agree that:

          (i) the award of the arbitrators shall be final and binding upon them; and

          (ii) none of the Parties shall be entitled to commence or maintain any action in a court of law upon any matter in dispute arising from or in relation to this Agreement, except for the enforcement of an arbitral award granted pursuant to this Clause if required or as permitted under Clause 10.2.

10.  CONFIDENTIALITY

10.1 Agreement Confidential

     The Thai Shareholders and GMRP agree to keep secret and confidential and not to disclose to any third party without the prior written consent of Hutchison any information (including the information as to the execution of this Agreement) or documents (including this Agreement and other related agreements, documents, material or correspondence that the Parties or any of them may execute) relating to the operation of the business of the Group or the Project.

     Hutchison shall be responsible for any press release or other public announcement, written or oral, relating to this Agreement or the Project.

10.2 Injunctive Relief

     The Thai Shareholders and GMRP acknowledge that no adequate monetary compensation may be available in respect of a breach of this Clause. Accordingly Hutchison shall be entitled, in addition to any other right or remedy available to it under this Agreement or at law, to injunctive relief from appropriate legal bodies in the event of a breach or threatened breach by the Thai Shareholders or GMRP of this Clause.

10.3 Survival

     The rights, duties and obligations contained in this Clause shall survive termination of this Agreement and shall continue to bind any Party who withdraws from this Agreement under Clause 8.4 (b).

11.  PRECEDENCE OF THIS AGREEMENT

     If any provision of the Memorandum of Association of the Company or the Articles at any time conflicts with any provision of this Agreement then, to the extent permitted by law, as between the Parties the provisions of this Agreement shall prevail.

12.  NOTICES

     Any notice to be given by any Party to this Agreement should be in writing and shall be deemed duly served if delivered personally or sent by fax or by prepaid registered post (airmail in the case of international mail) to the addressee at the address or fax number set opposite its name below or at such other address or fax number as the Party to be served may have notified as its address or fax number for service:

     Hutchison

     To:      Hutchison Telecommunications Investments Limited
              18/F Two Harbourfront
              22 Tak Fung Street,
              Hunghom, Kowloon,

              Fax: (852)2827 1382
     Attn.:   The Group Managing Director

     And
              Hutchison Whampoa Agency Limited
              22nd Floor, Hutchison House
              10 Harcourt Road
              Central, Hong Kong

              Fax: (852)2128 1778
     Attn.:   The Company Secretary

     GMRP:

     To  :    22nd-25th Floor, 990 Rama IV Road,
              Silom, Bangrak, Bangkok

     Attn:    Mr. Wisit Kanjanopas

     Tawan Telecom Company Limited

     To:      Tawan Telecom Company Limited
              947 Moo 12 Tossapol Land 3 Bldg.,
              19th Fl., Bangna-Trad Rd., Km. 3.5 Bangna,
              Bangkok 10260 Thailand

     Attn:    Mr. Anuwat Laikijrung

     Mr. Virat Ovararint

     To:      189 J.B. Place Sukhumvit 21 Road,
              Klongtoeynua, Wattana,
              Bangkok

     Mr. Prayong Boonsoong

     To:      189 J.B. Place Sukhumvit 21 Road,
              Klongtoeynua, Wattana,
              Bangkok

     The Company

     To:      22nd-25th Floor, 990 Rama IV Road,
              Silom, Bangrak, Bangkok

     Attn:    Mr. Wisit Kanjanopas

     With a copy to

     To:      Hutchison Telecommunications International Limited
              18/F Two Harbourfront
              22 Tak Fung Street,
              Hunghom, Kowloon,

              Fax: (852)2827 1382

     Attn.:   The Group Managing Director

     And
              Hutchison Whampoa Agency Limited
              22nd Floor, Hutchison House
              10 Harcourt Road
              Central, Hong Kong

              Fax: (852)2128 1778

     Attn:    The Company Secretary

     Any notice sent by fax shall be deemed served on confirmation of successful transmission in the case of a fax, and any notice served by registered post shall be deemed served 10 days after posting airmail. In proving the service of any notice it will be sufficient to prove, in the case of service by registered post, that such letter was properly stamped, registered, addressed and placed in the post.

13.  MISCELLANEOUS

13.1 Legal and other costs

     Each Party shall be responsible for the legal fees, costs and expenses incurred by it in the preparation, negotiation and execution of this Agreement.

13.2 Complete Agreement

     This Agreement and any agreements to be entered into pursuant hereto (the "Relevant Agreements"), embody all the terms and conditions agreed upon between the Parties. As from the Effective Date this Agreement and the Relevant Agreements supersede and cancel in all respects all previous correspondence, understandings and agreements between the Parties with respect to the subject matter hereof, whether such be written or oral.

13.3 Unenforceable Provisions

     In the event that any provision contained in this Agreement or any part thereof shall for any reason be held to be invalid or unenforceable in any respect under the laws of Thailand, such invalidity or unenforceability shall not affect any other provisions of this Agreement or the remaining parts thereof which shall then be construed as if such unenforceable provision or part thereof had never been contained herein.

13.4 No Partnership

     Nothing herein shall be taken to constitute or create a partnership among any of the Parties. No Party shall be deemed to be the agent of the other and none of the Parties shall have any authority to bind the other Party in any way except as provided in this Agreement.

13.5 Amendment in Writing

     This Agreement shall not be varied amended or supplemented, except by a written instrument-signed by or on behalf of all the Parties to be bound.

13.6 No Assignment

     No Party other than Hutchison may transfer any of its rights or obligations under this Agreement, except pursuant to a transfer of Shares permitted under Clauses 3.3 and 7.

13.7 No Waiver

     Failure of any Party at any time to require performance by any other Party of any provision of this Agreement shall in no way affect the right of such Party to require performance of that or any other provision. Any waiver by a Party of any breach of this Agreement shall not be construed as a waiver by such Party of any continuing or succeeding breach of such provision or a waiver of the provision itself or of any other right under this Agreement.

13.8 Counterparts

     This Agreement may be executed in several counterparts, and any single counterpart or set of counterparts, signed in either case by all of the Parties shall be deemed to be an original, and all taken together shall constitute one and the same instrument.

13.9 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of Thailand.

IN WITNESS WHEREOF this Agreement was executed by the Parties on the day and year first above written.

Signed by
                                   )   [Signature]
                                   )   --------------------------
For and on behalf of               )
Hutchison Telecommunications       )
Investments Limited in the         )
presence of:                       )


[Signature]
---------------------


Signed by                          )   [Signature]
                                   )   --------------------------
                                   )
For and on behalf of               )
GMRP (Thailand) Limited            )
in presence of:                    )


[Signature]
---------------------


Signed by                                                               [SEAL]
                                   )   [Signature]
                                   )   --------------------------
                                   )
For and on behalf of               )
Tawan Telecom Company Limited      )
in the presence of:                )


[Signature]
---------------------


Signed by                          )   [Signature]
/s/ Prayong Boonsoong              )   --------------------------
---------------------              )
Mr. Prayong Boonsoong              )


Signed by                          )   [Signature]
/s/ Virat Ovararint                )   --------------------------
---------------------              )
Mr.Virat Ovararint                 )


Signed by                          )   [Signature]
                                   )   --------------------------
                                   )
For and on behalf of               )
i-Mobile Holdings Company Limited  )
in the presence of:                )


[Signature]
---------------------

                             SCHEDULE A - FAIR VALUE

Where Fair Value falls to be determined under this Agreement in relation to any Shares, it shall be the average of the two valuations provided by the London or New York offices of Goldman Sachs and Morgan Stanley. The valuation by Goldman Sachs and Morgan Stanley ("the Valuers") shall be done in accordance with the following provisions of this Schedule:

1. The Valuers shall be jointly instructed by the Shareholder whose Shares are to be transferred ("Transferor") and Hutchison to value the Shares on the basis of an arm's length sale between a willing buyer with the funds to buy and a willing seller.

2. The Valuers shall be directed to advise the Company, the Transferor and Hutchison of their determination of the fair value of the Shares within 45 days or as soon as practicable thereafter.

3. The decision of the Valuers shall be final and binding on the Transferor and Hutchison and they shall be deemed to act as experts and not as arbitrators.

4. The costs of the Valuers shall be borne equally by the Tranferor and Hutchison.

5. The Transferor and Hutchison shall each be entitled to make such written submissions as the Valuers may accept and each of them and the Valuers shall have such access to the books and records of the Company as shall be reasonably required in connection with such determination.

                       Schedule B - The Agreed Proportions

1.   The Initial Shares

     Tawan Telecom Company Limited    3.75%
     Mr. Virat                       1.875%
     Mr. Prayong                     1.875%

     Total:                            7.5%

2.   After the Second Issue Date

     Tawan Telecom Company Limited       5%
     Mr. Virat                         2.5%
     Mr. Prayong                       2.5%

     Total:                             10%

                  Schedule C - The Related Parties Liabilities.

                                                       Amount
                 Related Party                        THB'000
                 -------------                       ---------
Tawan Far-East Telecom Co., Ltd.                      26,231.7
Tawan Telecom Company Limited                         99,595.9
Inter-Far East Co., Ltd.                               9,913.9
MVO Iner-holding Co., Ltd. and Mr. Virat Ovararint    14,471.9

Total                                                150,213.4
                                                     =========

Less any amount repaid by TMT between 30 September 2000 and the Effective Date.

                          Schedule D - Form of Pledge

THIS SHARE PLEDGE AGREEMENT is made as of (date), 2000.

BETWEEN

(1) Tawan Telecom Company Limited, a company incorporated in Thailand with its registered office at 947 Moo 12 Tossapol Land 3 Building, 19th Floor, Bangna-Trad Road Km. 3.5, Bangna, Prakanong, Bangkok represented by Mr. Tien Pativechvong also known as "Mr. Tiensin Pootana", Mr. Sukhato Poummalee and Mr. Anuwat Laikijrung (hereinafter called "Pledgor") and

(2) Hutchison Telecommunications Investments Limited, a company incorporated in Mauritius whose registered office is at Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius (hereinafter called the "Pledgee").

WHEREAS:

A. The Pledgor has or will have obligations to the Pledgee or its affiliates and liabilities stipulated under the Shareholders Agreement,

B.   On the date hereof the Pledgor holds the Initial Shares, and

C. The Pledgor has agreed to furnish the Pledgee with a security for the due performance of the Obligations by way of a pledge of the Initial Shares, Second Issue Shares and Further Shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.   Definitions and Interpretation

(1) In this Agreement, including the Recitals, (unless the context otherwise requires) the following words and expressions shall have the following meanings.

     "Company" means i-Mobile Holdings Co., Ltd.;

     "Event of Default" means any one of the events specified in clause 7.2 of the Shareholders Agreement and includes a breach of this Agreement;

     "Further Shares" means any shares, stock and/or debentures and/or cash issued to the Pledgor, as described in Clause 2(3); during the term of this Agreement;

     "Initial Shares" means 37,500 shares in the Company, numbered from 490001 to 527500, held by the Pledgor on the date hereof, of which a copy of share certificates is attached hereto as Schedule 1;

     "Obligations" means the obligations and liabilities of the Pledgor under or pursuant to the terms of the Shareholders Agreement during the Lock-up Period;

     "Second Issue Shares" means all the shares in the Company held by the Pledgor from the Second Issue Date;

     "Shareholders Agreement" means the shareholders agreement in respect of the Company dated 16 October 2000 entered into among the Pledgee, GMRP (Thailand) Ltd., Mr. Prayong Boonsoong and Mr. Virat Ovararint, the Company and the Pledgor;

     "TMT" means Tawan Mobile Telecom Co., Ltd.

(2) Unless the context otherwise requires or unless otherwise defined herein, words and expressions defined in the Shareholders Agreement and used in this Agreement shall bear the same meaning herein as that given to them in the Shareholders Agreement.

(3) The headings used in this Agreement are inserted for convenience only and shall not affect its construction or interpretation.

2.   Pledge of the Shares

(1) As security for the Obligations, the Pledgor hereby pledges to the Pledgee the Initial Shares and all rights and benefits attached thereto, and shall on the Second Issue Date, and on any other date on which Further Shares are issued to the Pledgor, pledge to the Pledgee the Second Issue Shares or Further Shares (as the case may be) and all rights and benefits attached thereto.

(2)  The Pledgor undertakes to:

     (a) immediately deliver to the Pledgee the share certificate(s) evidencing the shareholding and ownership of the Initial Shares; and immediately upon receiving the share certificates evidencing the shareholding and ownership of the Second Issue Shares or Further Shares deliver the same to the Pledgee;

     (b) submit notices of the pledge of the Initial Shares, the Second Issue Shares and the Further Shares to the Company in the form as set forth in Schedule 2 forthwith upon the issue thereof to the Pledgor and procure that the pledges of the Initial Shares, the Second Issue Shares and the Further Shares are entered into the share register of the Company forthwith upon the issue thereof to the Pledgor; and upon demand by the Pledgee, and at the entire cost and expense of the Pledgor, immediately make, execute, do and perform all such acts, deeds, documents, instruments of transfer, matters and things that the Pledgee or its legal advisers shall consider necessary, proper or desirable to ensure that the Pledgee is duly registered as the pledgee to the Initial Shares, the Second Issue Shares and the Further Shares; and

     (c) take all steps necessary at its own cost and expense, to execute and deliver such further instruments and documents as the Pledgee may require for the purpose of obtaining the full benefit of the security intended to be conferred under this Agreement.

(3) If at any time by reason of amalgamation, takeover, bonus or rights issue or for any other reasons whatsoever, the Initial Shares or the Second Issue Shares are represented by additional or replacement share certificate(s), shares or stocks, or any form of debentures and/or cash, or other shares are to accrue to or be declared in respect of the Initial Shares or the Second Issue Shares, ("Further Shares"), such additional or replacement share certificate(s), shares and stocks or debentures shall forthwith upon receipt by the Pledgor be deposited with and pledged to the Pledgee.

3.   Continuing Security

(1) The pledge under this Agreement shall be a continuing security and shall remain in full force and effect until the later of (i) the date on which the Obligations have been fully complied with or discharged to the reasonable satisfaction of the Pledgee and (ii) the expiry of the Lock-up Period, notwithstanding the insolvency, dissolution, liquidation or any incapacity or change in the constitution or status of the Pledgor.

4.   Representations, Warranties and Undertakings

The Pledgor expressly agrees, represents and warrants to and undertakes with the Pledgee that during the term of this Agreement:-

(a) the Initial Shares, the Second Issue Shares and the Further Shares are or will be owned by the Pledgor;

(b) the Initial Shares, the Second Issue Shares and the Further Shares are and will be free from and clear of any pledge, charge or encumbrance whatsoever other than the pledge as contemplated under this Agreement;

(c) the Pledgor has the full power and authority to pledge the Initial Shares, the Second Issue Shares and the Further Shares to the Pledgee and to execute this Agreement;

(d) all necessary authorisations, approvals and consents for the Pledgor to pledge the Initial Shares, the Second Issue Shares and the Further Shares and to execute this Agreement have been obtained; and

(e) the Pledgor shall not, without obtaining prior written approval from the Pledgee, sell, transfer or otherwise dispose of the Initial Shares, the Second Issue Shares and the Further Shares or any portion thereof other than the transfer as contemplated under this Agreement.

5.   Discharge of the Pledge

Upon the later of (i) the Expiry of the Lock-up Period and (ii) the date on which the Obligations are fully satisfied (in the reasonable opinion of the Pledgee), the Pledgee shall, at the cost and expense of the Pledgor, release the pledge created hereunder.

6.   Event of Default

(1) Upon an occurrence of an Event of Default and at any time thereafter the Pledgee is entitled to take all necessary actions to enforce the pledge by realizing the Initial Shares, the Second Issue Shares and the Further Shares by public auction in accordance with the law. In the event that the proceeds of the realization of such shares are insufficient to cover all the Obligations owing to the Plegee, the Pledgor shall remain liable to the Pledgee for any such insufficiency.

(3) The Pledgor shall provide to the Pledgee all documents required for the transfer of the Initial Shares, the Second Issue Shares and the Further Shares and the registration of the share transfer in the share register of the Company, in order to ensure that the Initial Shares, the Second Issue Shares and the Further Shares will be transferred to the person designated by the Pledgee after enforcement of the pledge and in accordance with the law and subject to the terms and conditions of this Agreement. In addition, on the date hereof the Pledgor also provides the Pledgee with the irrevocable share transfer document executed by the Pledgor, a copy of which is attachment in Schedule 3 which shall be used by the Pledgee upon the enforcement of the pledge hereunder. On the Second Issue Date and each date on which Further Shares are issued to the Pledgor, the Pledgor shall provide the Pledgee with an irrevocable share transfer document, executed by the Pledgor, in respect of the Second Issue Shares and Further Shares.

7.   Indemnity

The Pledgor shall indemnify the Pledgee in full on demand against all actions, suits, claims, demands, losses, liabilities, damages, costs and expenses whatsoever which the Pledgee may sustain or incur for or in connection with the enforcement of the pledge created under this Agreement.

8.   General

(1) No failure or delay by the Pledgee to exercise any right, power or privilege under this Agreement, or any other document contemplated under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise or such right, power or privilege preclude any further exercise thereof.

(2) The illegality, invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Agreement.

9.   Governing Law

This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted and construed in all respects in accordance with the laws of the Kingdom of Thailand.

10.  Stamp Duty and Expenses

All stamp duties, fees and expenses incurred in connection with this Agreement shall be for the account of the Pledgor and the Pledgor shall promptly upon demand reimburse the Pledgee in full for costs expended or the same.

IN WITNESS WHEREOF this Agreement was executed by the Parties on the day and year first above written.

Signed by                                          )
                                                   )
                                                   )
For and on behalf of                               )
Tawan Telecom Company Limited                      )
in the presence of:                                )

Signed by                                          )
                                                   )
                                                   )
For and on behalf of                               )
Hutchison Telecommunications Investments Limited   )
in the presence of:                                )

                                   Schedule 1

                  COPY OF SHARE CERTIFICATES OF INITIAL SHARES

                                                           Class A Shares

Certificate Number 9                                               Shares 37,500

                           i-Mobile Holding Co., Ltd.                     [SEAL]

            (Incorporated under the Laws of the Kingdom of Thailand)

Registered Capital : 10,000,000 Baht in 590,000 Ordinary Shares of 10 Baht each
                                        410,000 Preference Shares

     This is to Certify that Tawan Telecom Co., Ltd 947 Moo 12, Tossapol Land 3 Building, 19th Floor, Bangna-Trad Road, Khwaeng Bangna, Khet Bangna, Bankok Metropolis is the registered holder of 37,500 Shares numbered from 490001 to 527500 both inclusive) of Baht 10 each in the above Company, subject to the Memorandum and Articles of Association, and that the sum of Baht 10 has been paid on each of the said Shares.

     GIVEN under the seal of the Company this 16 day of October __, 2000

                                  Transfer or sale of shares represented by this share certificate is subject to the restrictions contained in the Articles of Association of the company

The seal of the Company was hereunto affixed in presence of


[Signature]                   DIRECTOR    [SEAL]
-----------------------------

                                   Schedule 2

                           NOTICE OF PLEDGE OF SHARES

       October 2000
------

To:  i-Mobile Holdings Co., Ltd.("Company")

We, Tawan Telecom Company Limited a limited company incorporated under the laws of Thailand, with its registered office at 947 Moo 12 Tossapol Land 3 Building, 19th Floor, Bangna-Trad Road Km. 3.5, Bangna, Prakanong, Bangkok (hereinafter called "Pledgor"), agrees to pledge the shares of the Company, described below, to Hutchison Telecommunications Investments Limited, a company incorporated in Mauritius whose registered office is at Les Cascades Building, Edith Cavell Street, Port Loius, Mauritius, (hereinafter called "Pledgee") to secure the Pledgor's obligations to the Pledgee under the Share Purchase Agreement dated 16 October 2000 and the Shareholders Agreement in respect of the Company dated 16 October 2000.

                             List of pledged shares

----------------------------------------------------------------------------------------
                                                           Par Value     Money paid on
Share certificate No.   Number of shares   Serial Number     (Baht)    each share (Baht)
----------------------------------------------------------------------------------------
          9                  37,500        490001-527500      10               10
----------------------------------------------------------------------------------------

By this Notice, we, the Pledgor, inform the Company of the pledge of the abovementioned shares and request that it be entered in the Company's Share Register. The pledge will stand until the Pledgee informs the Company that the obligations have been fulfilled, the Pledgors have been released from the obligations, or the obligations are cancelled and the Pledgee wants the Company to nullify the entry in the Company's Share Register.

If the Pledgee surrenders the share certificate and shows satisfactory evidence of enforcement of the pledge to the Company, we ask that the Company enter the name of the person who is entitled to hold the shares by the said enforcement in the Company's Share Register.

Yours faithfully,
For and on behalf of
Tawan Telecom Company Limited


----------------------------------------
(Mr. Tien Pativechvong also known as "Mr. Tiensin Pooiana")


----------------------------------------
        (Mr. Sukhato Poummalee)


----------------------------------------
         (Mr. Anuwat Laikijrung)

                                   Schedule 3

                        COPY OF SHARE TRANSFER DOCUMENT

                            SHARE TRANSFER DOCUMENT

I/We  Tawan Telecom Company Limited

of 947 Moo 12 Tossapol Land 3 Building, 19th Floor, Bangna-Trad Road Km. 3.5,

Bangna, Prakanong, Bangkok

("transferor") holder of share(s) in i-Mobile Holdings Co., Ltd.

hereby transfer to
                  --------------------------------------------------------------

of
  ------------------------------------------------------------------------------

("transferee") a total of 37,500 share(s),

Nos. 490001  to 527500, par value per share

Baht 10,  paid up 100%.

IN WITNESS WHEREOF each undersigned party sets its signature hereto in the presence of witnesses.

               TRANSFEROR                              TRANSFEREE

Signed on                               Signed on
         ----------------------------            -------------------------------

At               Bangkok                  At
                                            ------------------------------------
      Tawan Telecom Company Limited


-------------------------------------   ----------------------------------------
(Mr. Tien Pativechvong also known as       (                                )
 "Mr. Tiensin Pootana")


-------------------------------------   ----------------------------------------
      (Mr. Sukhato Poummalee)              (                                )


-------------------------------------   ----------------------------------------
      (Mr. Anuwal Laikijrung)              (                                )


Witness                                 Witness
       ------------------------------          ---------------------------------

                                                                             PTO

THIS SHARE PLEDGE AGREEMENT is made as of (date) October 2000.

BETWEEN

(1) Mr. Prayong Boonsoong holding an I.D. card no. 3 8399 00425 755 issued by Phuket Province residing at 8/1 Chengkiri Road, Tambol Taladyal, Amphur Muang, Phuket Province ("Mr. Prayong") and Mr. Virat Ovararint holding an I.D. card no. 3 1009 04705 38 4 issued by Khet Suanluang residing at 40 Soi Pattanakam 14, Pattanakam Road, Khwaeng Suanluang, Khet Suanluang, Bangkok ("Mr. Virat")(Mr. Prayong and Mr. Virat hereinafter collectively called the "Pledgor"), and

(2) Hutchison Telecommunications Investments Limited, a company incorporated in Mauritius whose registered office is at Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius (hereinafter called the "Pledgee").

WHEREAS:

A. The Pledgor has or will have obligations to the Pledgee or its affiliates and liabilities stipulated under the Shareholders Agreement,

B.   On the date hereof the Pledgor holds the Initial Shares, and

C. The Pledgor has agreed to furnish the Pledgee with a security for the due performance of the Obligations by way of a pledge of the Initial Shares, Second Issue Shares and Further Shares.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.   Definitions and Interpretation

(1) In this Agreement, including the Recitals, (unless the context otherwise requires) the following words and expressions shall have the following meanings -

     "Company" means i-Mobile Holdings Co., Ltd.;

     "Event of Default" means any one of the events specified in clause 7.2 of the Shareholders Agreement and includes a breach of this Agreement;

     "Further Shares" means any shares, stock and/or debentures and/or cash issued to the Pledgor, as described in Clause 2(3), during the term of this Agreement;

     "Initial Shares" means 37,500 shares in the Company, numbered from 527501 to 546250 and from 546251 to 565000, held by the Pledgor on the date hereof, of which a copy of share certificates is attached hereto as Schedule);

     "Obligations" means the obligations and liabilities of the Pledgor under or pursuant to the terms of the Shareholders Agreement during the Lock-up Period;

     "Second Issue Shares" means all the shares in the Company held by the Pledgor from the Second Issue Date;

     "Shareholders Agreement" means the shareholders agreement in respect of the Company dated 16 October 2000 entered into among the Pledgee, GMRP (Thailand) Ltd., Tawan Telecom Company Limited, the Company and the Pledgor;

     "TMT" means Tawan Mobile Telecom Co., Ltd.

(2) Unless the context otherwise requires or unless otherwise defined herein, words and expressions defined in the Shareholders Agreement and used in this Agreement shall bear the same meaning herein as that given to them in the Shareholders Agreement.

(3) The headings used in this Agreement are inserted for convenience only and shall not affect its construction or interpretation.

2.   Pledge of the Shares

(1) As security for the Obligations, the Pledgor hereby pledges to the Pledgee the Initial Shares and all rights and benefits attached thereto, and shall on the Second Issue Date, and on any other date on which Further Shares are issued to the Pledgor, pledge to the Pledgee the Second Issue Shares or Further Shares (as the case may be) and all rights and benefits attached thereto.

(2)  The Pledgor undertakes to:

     (a) immediately deliver to the Pledgee the share certificate(s) evidencing the shareholding and ownership of the Initial Shares; and immediately upon receiving the share certificates evidencing the shareholding and ownership of the Second Issue Shares or Further Shares deliver the same to the Pledgee;

     (b) submit notices of the pledge of the Initial Shares, the Second Issue Shares and the Further Shares to the Company in the form as set forth in Schedule 2 forthwith upon the issue thereof to the Pledgor and procure that the pledges of the Initial Shares, the Second Issue Shares and the Further Shares are entered into the share register of the Company forthwith upon the issue thereof to the Pledgor; and upon demand by the Pledgee, and at the entire cost and expense of the Pledgor, immediately make, execute, do and perform all such acts, deeds, documents, instruments of transfer, matters and things that the Pledgee or its legal advisers shall consider necessary, proper or desirable to ensure that the Pledgee is duly registered as the pledgee to the Initial Shares, the Second Issue Shares and the Further Shares; and

     (c) take all steps necessary at its own cost and expense, to execute and deliver such further instruments and documents as the Pledgee may require for the purpose of obtaining the full benefit of the security intended to be conferred under this Agreement.

(3) If at any time by reason of amalgamation, takeover, bonus or rights issue or for any other reasons whatsoever, the Initial Shares or the Second Issue Shares are represented by additional or replacement share certificate(s), shares or stocks, or any form of debentures and/or cash, or other shares are to accrue to or be declared in respect of the Initial Shares or the Second Issue Shares ("Further Shares"), such additional or replacement share certificate(s), shares and stocks or debentures shall forthwith upon receipt by the Pledgor be deposited with and pledged to the Pledgee.

3.   Continuing Security

(1) The pledge under this Agreement shall be a continuing security and shall remain in full force and effect until the later of (i) the date on which the Obligations have been fully complied with or discharged to the reasonable satisfaction of the Pledgee and (ii) the expiry of the Lock-up Period, notwithstanding the insolvency, dissolution, liquidation or any incapacity or change in the constitution or status of the Pledgor.

4.   Representations, Warranties and Undertakings

The Pledgor expressly agrees, represents and warrants to and undertakes with the Pledgee that during the term of this Agreement:-

(a) the Initial Shares, the Second Issue Shares and the Further Shares are or will be owned by the Pledgor;

(b) the Initial Shares, the Second Issue Shares and the Further Shares are and will be free from and clear of any pledge, charge or encumbrance whatsoever other than the pledge as contemplated under this Agreement;

(c) the Pledgor has the full power and authority to pledge the Initial Shares, the Second Issue Shares and the Further Shares to the Pledgee and to execute this Agreement;

(d) all necessary authorisations, approvals and consents for the Pledgor to pledge the Initial Shares, the Second Issue Shares and the Further Shares and to execute this Agreement have been obtained; and

(e) the Pledgor shall not, without obtaining prior written approval from the Pledgee, sell, transfer or otherwise dispose of the Initial Shares, the Second Issue Shares and the Further Shares or any portion thereof other than the transfer as contemplated under this Agreement.

5.   Discharge of the Pledge

Upon the later of (i) the Expiry of the Lock-up Period and (ii) the date on which the Obligations are fully satisfied (in the reasonable opinion of the Pledgee), the Pledgee shall, at the cost and expense of the Pledgor, release the pledge created hereunder.

6.   Event of Default

(1) Upon an occurrence of an Event of Default and at any time thereafter the Pledgee is entitled to take all necessary actions to enforce the pledge by realizing the Initial Shares, the Second Issue Shares and the Further Shares by public auction in accordance with the law. In the event that the proceeds of the realization of such shares are insufficient to cover all the Obligations owing to the Plegee, the Pledgor shall remain liable to the Pledgee for any such insufficiency.

(2) The Pledgor shall provide to the Pledgee all documents required for the transfer of the Initial Shares, the Second Issue Shares and the Further Shares and the registration of the share transfer in the share register of the Company, in order to ensure that the Initial Shares, the Second Issue Shares and the Further Shares will be transferred to the person designated by the Pledgee after enforcement of the pledge and in accordance with the law and subject to the terms and conditions of this Agreement. In addition, on the date hereof the Pledgor also provides the Pledgee with the irrevocable share transfer document executed by the Pledgor, a copy of which is attachment in Schedule 3 which Shall be used by the Pledgee upon the enforcement of the pledge hereunder. On the Second Issue Date and each date on which Further Shares are issued to the Pledgor, the Pledgor shall provide the Pledgee with an irrevocable share transfer document, executed by the Pledgor, in respect of the Second Issue Shares and Further Shares.

7.   Indemnity

The Pledgor shall indemnify the Pledgee in full on demand against all actions, suits, claims, demands, losses, liabilities, damages, costs and expenses whatsoever which the Pledgee may sustain or incur for or in connection with the enforcement of the pledge created under this Agreement.

8.   General

(1) No failure or delay by the Pledgee to exercise any right, power or privilege under this Agreement, or any other document contemplated under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise or such right, power or privilege preclude any further exercise thereof.

(2) The illegality, invalidity or unforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Agreement.

(3) The obligations of Mr. Prayong and Mr. Virat under this Agreement are joint and several.

9.   Governing Law

This Agreement and the rights and obligations of the parties hereunder shall be governed by and interpreted and construed in all respects in accordance with the laws of the Kingdom of Thailand.

10.  Stamp Duty and Expenses

All stamp duties, fees and expenses incurred in connection with this Agreement shall be for the account of the Pledgor and the Pledgor shall promptly upon demand reimburse the Pledgee in full for costs expended or the same.

IN WITNESS WHEREOF this Agreement was executed by the Parties on the day and year first above written.

Signed by                                          )
                                                   )
                                                   )
Mr. Prayong Boonsoong                              )
in the presence of:                                )


Signed by                                          )
                                                   )
                                                   )
Mr. Virat Ovararint                                )
in the presence of:                                )


Signed by
                                                   )
                                                   )
For and on behalf of                               )
Hutchison Telecommunications Investments Limited   )
in the presence of:                                )

                                   Schedule 1

                  COPY OF SHARE CERTIFICATES OF INITIAL SHARES

                                                                  Class A Shares

Certificate Number 10                                              Shares 18,750

                           i-Mobile Holding Co., Ltd.                     [SEAL]

             (Incorporated under the Laws of the Kingdom of Thailand)

Registered Capital : 10,000,000 Baht in 590,000 Ordinary Shares of 10 Baht each
                                        410,000 Preference Shares

     This is to Certify that Mr. Virat Ovararint 40 Soi Pattanakarn 14, Kwaeng Suanluang, Khot Suanluang, Bangkok Metropolis is the registered holder 18,750 shares numbered from 527501 to 546250 (both inclusive) of Baht 10 each in the above Company, subject to the Memorandum and Articles of Association, and that the sum of Baht 10 has been paid on each of the said shares

     GIVEN under the seal of the Company this 16 day of October  __, 2000

                                     Transfer or sale of shares represented by this share certificate is subject to the restrictions contained in the Articles of Association of the Company

The seal of the Company was hereunto affixed in presence of


[Signature]                   DIRECTOR    [SEAL]
-----------------------------

                                                                  Class A Shares

Certificate Number 11                                              Shares 18,750

                           i-Mobile Holding Co., Ltd.                     [SEAL]

             (Incorporated under the Laws of the Kingdom of Thailand)

Registered Capital : 10,000,000 Baht in 590,000 Ordinary Shares of 10 Baht each
                                        410,000 Preference Shares

     This is to Certify that Mr. Prayong Boonsoong 8/1 ____________ Road, Tambon Taladyai, Amphoe Muang, Phuket Province is the registered holder 18,750 shares numbered from 546251 to 565000 (both inclusive) of Baht 10 each in the above Company, subject to the Memorandum and Articles of Association, and that the sum of Baht 10 has been paid on each of the said shares

     GIVEN under the seal of the Company this 16 day of October __, 2000

                                       Transfer or sale of shares represented by this share certificate is subject to the restrictions contained in the Articles of Association of the Company

The seal of the Company was hereunto affixed in presence of


[Signature]                   DIRECTOR    [SEAL]
-----------------------------

                                   Schedule 2

                           NOTICE OF PLEDGE OF SHARES

16 October 2000

To: i-Mobile Holdings Co., Ltd. ("Company")

We, Mr. Prayong Boonsoong holding an I.D. card no. 3 8399 00425-755 issued by Phuket Province residing at 8/1 Cheogkiri Road, Tambol Taladyai, Amphur Muang, Phuket Province ("Mr. Prayong") and Mr. Virat Ovararint holding an I.D. card no. 3 1009 04705 39 4 issued by Khet Suanluang residing at 40 Soi Pattanakarn 14, Pattanakarn Road, Khwaeng Suanluang, Khet Suanluang, Bangkok ("Mr.Virat") (Mr. Prayong and Mr. Virat hereinafter collectively called "Pledgors"), agree to pledge the shares of the Company, described below, to Hutchison Telecommunications Investments Limited, a company incorporated in Mauritius whose registered office is at Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius (hereinafter called "Pledgee") to secure the Pledgors' obligations to the Pledgee under the Share Purchase Agreement dated 16 October 2000 and the Shareholders Agreement in respect of the Company dated 16 October 2000.

                             List of pledged shares

------------------------------------------------------------------------------------
Share certificate                                      Par Value     Money paid on
       No.          Number of shares   Serial Number     (Baht)    each share (Baht)
------------------------------------------------------------------------------------
        10               18,750        527501-546250       10              10
        11               18,750        546251-565000       10              10
------------------------------------------------------------------------------------

By this Notice, we, the Pledgors, inform the Company of the pledge of the abovementioned shares and request that it be entered in the Company's Share Register. The pledge will stand until the Pledgee informs the Company that the obligations have been fulfilled, the Pledgors have been released from the obligations, or the obligations are cancelled and the Pledgee wants the Company to nullify the entry in the Company's Share Register.

If the Pledgee surrenders the share certificate and shows satisfactory evidence of enforcement of the pledge to the Company, we ask that the Company enter the name of the person who is entitled to hold the shares by the said enforcement in the Company's Share Register.

Yours faithfully,
PLEDGORS


------------------------
(Mr. Prayong Boonsoong)


------------------------
(Mr. Virat Ovararint)

                                   Schedule 3

                         COPY OF SHARE TRANSFER DOCUMENT

                             SHARE TRANSFER DOCUMENT

I/We Mr. Virat Ovararint of 40 Soi Pattanakam 14, Pattanakam Road, Khwaeng Suanluang, Khet Suanluang, Bangkok ("transferor") holder of share(s) in i-Mobile Holdings Co., Ltd. hereby transfer to
                                      ------------------------------------------
of
   -----------------------------------------------------------------------------
("transferee") a total of 18,750 share(s), Nos. 527501 to 546250, par value per
share Baht 10, paid up 100% The total of agreed transfer price is Baht         .
                                                                       --------

IN WITNESS WHEREOF each undersigned party sets its signature hereto in the presence of witnesses.

               TRANSFEROR                                TRANSFEREE


Signed on                                  Signed on
          ------------------------------             ---------------------------

At Bangkok                                 At
                                              ----------------------------------


   -------------------------------------      ----------------------------------
           (Mr. Virat Ovararint)                    (                    )


   -------------------------------------      ----------------------------------
          (                     )                   (                    )

Witness                                    Witness
        --------------------------------           -----------------------------

                                                                             PTO

                             SHARE TRANSFER DOCUMENT

I/We Mr. Prayong Boonsoong of 8/1 Chengkiri Road, Tambol Taladyai, Amphur Muang, Phuket Province ("transferor") holder of share(s) in i-Mobile Holdings Co., Ltd. hereby transfer to
                   -------------------------------------------------------------
of
   -----------------------------------------------------------------------------
("transferee") a total of 18,750 share(s), Nos. 546251 to 565000, par value per
share Baht 10, paid up 100% The total of agreed transfer price is Baht         .
                                                                       --------

IN WITNESS WHEREOF each undersigned party sets its signature hereto in the presence of witnesses.

               TRANSFEROR                                TRANSFEREE


Signed on                                  Signed on
          ------------------------------             ---------------------------

At Bangkok                                 At
                                              ----------------------------------


   -------------------------------------      ----------------------------------
         (Mr. Prayong Boonsoong)                    (                    )


   -------------------------------------      ----------------------------------
         (                     )                    (                    )

Witness                                    Witness
        --------------------------------           -----------------------------

                                                                             PTO

                                  Release Form

                                                                 7 November 2000

Tawan Mobile Telecom Company Limited ("TMT")
947 Moo 12 Tossapol Land 3 Bldg.,
19th Floor, Bangna-Trad Road,
Bangna, Bangkok

i-Mobile Holdings Company Limited
22-25 Floor, 990 Rama IV Road,
Silom, Bangrak, Bangkok

Dear Sirs,

On the date hereof, we, Tawan Telecom Co., Ltd. received the amount of Baht 97,096,214.15 from TMT and agree that such amount be paid by way of check issued by TMT to (1) Mr. Virat Ovararint in the amount of Baht 34,367,464.24; (2) United Fareast International Co., Ltd. in the amount of Baht 2,500,000 and (3) Tawan Telecom Co., Ltd. in the amount of Baht 58,079,180.35 (Baht 60,228,749.91 less the withholding tax of Baht 2,149,569.56).

We, Tawan Telecom Co., Ltd. hereby agree that TMT's payment under the first paragraph are (i) the full repayment and discharge of TMT's loan obligation and trade debt including interest, penalty or otherwise thereon ("Related Parties Liabilities") owed by TMT to Tawan Telecom Co., Ltd. and (ii) the compliance of i-Mobile Holdings Company Limited with Clause 6.5 of the Shareholders Agreement in respect of i-Mobile Holdings Company Limited dated 16 October 2000.

The undersigned hereby release and discharge TMT and i-Mobile Holdings Company Limited from any liabilities, obligations, duties, actions, lawsuits, causes of action, interests, penalties, expenses, claims or demands in connection with such Related Parties' Liability and also waive all rights and benefits related to such Related Parties Liabilities.

Yours sincerely,
For and on behalf of Tawan Telecom Co., Ltd.


/s/ Tiensin Pootana
----------------------------
Tiensin Pootana

                                                            [SEAL] TAWAN TELECOM


/s/ Sukhato Poummalee
----------------------------
Sukhato Poummalee


/s/ Anuwat Laikijrung
----------------------------
Anuwat Laikijrung

                                  Release Form

                                                                 7 November 2000

Tawan Mobile Telecom Company Limited ("TMT")
947 Moo 12 Tossapol Land 3 Bldg.,
19th Floor, Bangna-Trad Road,
Bangna, Bangkok

i-Mobile Holdings Company Limited
22-25 Floor, 990 Rama IV Road,
Silom, Bangrak, Bangkok

Dear Sirs,

On the date hereof, we, Tawan Far East Telecom Co., Ltd. received the amount of Baht 26,131,689.64 from TMT and agree that such amount be paid by way of check issued by TMT to (1) Tawan Far East Telecom Co., Ltd. in the amount of Baht 11,400,425.98 and (2) FMA Group Co., Ltd. in the amount of Baht 14,731,263.66.

We, Tawan Telecom Co., Ltd. and Tawan Far East Telecom Co., Ltd. hereby agree that TMT's payment under the first paragraph are (i) the full repayment and discharge of TMT's loan obligation and trade debt including interest, penalty or otherwise thereon ("Related Parties Liabilities") owed by TMT to Tawan Far East Telecom Co., Ltd. and (ii) the compliance of i-Mobile Holdings Company Limited with Clause 6.5 of the Shareholders Agreement in respect of i-Mobile Holdings Company Limited dated 16 October 2000.

The undersigned hereby release and discharge TMT and i-Mobile Holdings Company Limited from any liabilities, obligations, duties, actions, lawsuits, causes of action, interests, penalties, expenses, claims or demands in connection with such Related Parties' Liability and also waive all rights and benefits related to such Related Parties Liabilities.

Yours sincerely,
For and on behalf of Tawan Far East Telecom Co., Ltd.


/s/ Worrawit Patiwejwong
-----------------------------
(Mr. Worrawit Patiwejwong)

                                       [SEAL OF TAWAN FAREAST TELECOM CO., LTD.]

For and on behalf of Tawan Telecom Co., Ltd.

                                                         [SEAL OF TAWAN TELECOM]


  /s/ Sukhato Poummalee       /s/ Tiensin Pootana       /s/ Anuwat Laikijrung
-------------------------   -----------------------   -------------------------
 (Mr. Sukhato Poummalee)     (Mr. Tiensin Pootana)     (Mr. Anuwat Laikijrung)

                                  Release Form

                                                                 7 November 2000

Tawan Mobile Telecom Company Limited ("TMT")
947 Moo 12 Tossapol Land 3 Bldg.,
19th Floor, Bangna-Trad Road,
Bangna, Bangkok

i-Mobile Holdings Company Limited
22-25 Floor, 990 Rama IV Road,
Silom, Bangrak, Bangkok

Dear Sirs,

On the date hereof, we, Inter Fareast Engineering Public Company Limited received the amount of Baht 9,913,902.69 from TMT and agree that such amount be paid by way of check issued by TMT to Inter Fareast Engineering Public Company Limited in the amount of Baht ________________ (Baht 9,913,902.69 less the withholding tax of Baht 1,450).

We, Tawan Telecom Co., Ltd. and Inter Fareast Engineering Public Company Limited hereby agree that TMT's payment under the first paragraph are (i) the full repayment and discharge of TMT's loan obligation and trade debt including interest, penalty or otherwise thereon ("Related Parties Liabilities") owed by TMT to Inter Fareast Engineering Public Company Limited and (ii) the compliance of i-Mobile Holdings Company Limited with Clause 6.5 of the Shareholders Agreement in respect of i-Mobile Holdings Company Limited dated 16 October 2000.

The undersigned hereby release and discharge TMT and i-Mobile Holdings Company Limited from any liabilities, obligations, duties, actions, lawsuits, causes of action, interests, penalties, expenses, claims or demands in connection with such Related Parties' Liability and also waive all rights and benefits related to such Related Parties Liabilities.

Yours sincerely,
For and on behalf of Inter Fareast Engineering Public Company Limited


/s/ NARONG TAYCHACHAI WING           [SEAL]                /s/ SUKHATO POUMMALEE
--------------------------                                 ---------------------
NARONG TAYCHACHAI WING                                     SUKHATO POUMMALEE

For and on behalf of Tawan Telecom Co., Ltd.


[Signature]                     [Signature]                [Signature]
--------------------------      --------------------       ---------------------

                                     [SEAL]

                                  Release Form

                                                                 7 November 2000

Tawan Mobile Telecom Company Limited ("TMT")
947 Moo 12 Tossapol Land 3 Bldg.,
19th Floor, Bangna-Trad Road,
Bangna, Bangkok

i-Mobile Holdings Company Limited
22-25 Floor, 990 Rama IV Road,
Silom, Bangrak, Bangkok

Dear Sirs,

On the date hereof, we, MVO Inter-holding Co., Ltd. received the amount of Baht 14,471,995.44 from TMT and agree that such amount be paid by way of check issued by TMT to (1) MVO Inter-holding Co., Ltd. in the amount of Baht 12,971,995.44 and (2) Mr. Virat Ovararint in the amount of Baht 1,500,000.

We, MVO Inter-holding Co., Ltd., Telecom Connections Co., Ltd. and Mr. Virat Ovararint hereby agree that TMT's payment under the first paragraph are (i) the full repayment and discharge of TMT's loan obligation and trade debt including interest, penalty or otherwise thereon ("Related Parties Liabilities") owed by TMT to MVO Inter-holding Co., Ltd. and (ii) the compliance of i-Mobile Holdings Company Limited with Clause 6.5 of the Shareholders Agreement in respect of i-Mobile Holdings Company Limited dated 16 October 2000.

The undersigned hereby release and discharge TMT and i-Mobile Holdings Company Limited from any liabilities, obligations, duties, actions, lawsuits, causes of action, interests, penalties, expenses, claims or demands in connection with such Related Parties' Liability and also waive all rights and benefits related to such Related Parties Liabilities.

Yours sincerely,
For and on behalf of MVO Inter-holding Co., Ltd.


[Signature]                                                [SEAL]
---------------------

For and on behalf of Telecom Connections Co., Ltd.


[Signature]
---------------------

For and on behalf of Mr. Virat Ovararint


[Signature]                                                [SEAL]
---------------------